UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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PRINCIPAL FUNDS, INC. – MIDCAP GROWTH FUND III

INFORMATION STATEMENT

JULY 17, 2009

This Information Statement is provided in connection with the addition of a new sub-advisor to Principal Funds, Inc. (“PFI”) - MidCap Growth Fund III (“the “Fund”). Jacobs Levy Equity Management Inc. (“Jacobs Levy”) (the “Sub-Advisor”) entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on May 1, 2009, and began providing investment advisory services to the Fund on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services) is 711 High Street, Des Moines, Iowa 50392. The address of the Fund’s principal underwriter is Principal Funds Distributor, Inc. 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On May 1, 2009, the PFI-MidCap Growth Fund II (“MidCap Growth II”) completed a merger into the Fund. Jacobs Levy previously acted as sub-advisor to MidCap Growth II. Pursuant to the merger, Jacobs Levy was added as a co-subadvisor, along with Turner Investment Partners, Inc. (“Turner”) and Mellon Capital Management Corporation ("Mellon Capital") to the Fund.

NEW SUB-ADVISORY AGREEMENTS

The terms of the Sub-advisory Agreement are the same in all material respects as the current sub-advisory agreements between the Advisor and Turner and between the Advisor and Mellon, other than the fees to be paid. The following is a brief summary of the material terms of the Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the sub-advisory agreements with Turner and Mellon, the new Sub-Advisory Agreement provides that Jacobs Levy will, among other things,

(1)	provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)	advise and assist the officers of PIF in taking such steps as are necessary or appropriate to carry out the decisions of PIF’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service each provides to the Fund.

The fee the Fund pays to the Advisor for investment advisory services, from which the Advisor will pay Turner, Mellon, and Jacobs Levy, will remain the same. Under the sub-advisory agreements, the Advisor pays Turner, Mellon, and Jacobs Levy a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets each manages. The schedule for the fees the Advisor pays to Turner, Mellon, and Jacobs Levy are listed below:

Jacobs Levy

Assets Under	Fee
Management	(Annualized Rate)
First $100 million	0.65%
Next $400 million	0.50%
Next $250 million	0.45%
Assets over $750 million	0.40%

Turner

Assets Under	Fee
Management	(Annualized Rate)
First $600 million	0.50%
Assets over $600 million	0.40%

Mellon

Assets Under	Fee
Management	(Annualized Rate)
First $50 million	0.40%
Assets over $50 million	0.35%

NEW SUB-ADVISOR
Jacobs Levy

Jacobs Levy provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, PO Box 650, Florham Park, NJ 07932-0650.

Management of Jacobs Levy. The names and principal occupations of the principal executive officers of Jacobs Levy are set forth below. The address for all listed officers is 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Position with
Name	Jacobs Levy
Bruce I. Jacobs	President
Kenneth N. Levy	Vice President

Similar Investment Companies Advised by Jacobs Levy. Jacobs Levy does not act as investment adviser to any investment company having investment objectives and policies similar to those of the Fund.

Fees Paid to Jacobs Levy. The Advisor paid no fees to Jacobs Levy for the fiscal year ending October 31, 2008 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT

After consideration of the factors discussed below and others it deemed relevant, the PFI Board of Directors (the “Board”), including the directors who are not “interested persons” of PFI the Advisor or Jacobs Levy, unanimously voted to approve the Advisor’s recommendation that Jacobs Levy be hired as sub-advisor to the Fund.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of Jacobs Levy, the investment approach of Jacobs Levy, the experience and skills of Jacob Levy’s investment personnel who would be responsible for the day-to-day management of the series, and the resources made available to such personnel. In addition, the Board considered the Advisor’s program for identifying, recommending, monitoring and replacing sub-advisors for the Funds and that the due-diligence program recommended Jacobs Levy for the Fund.

The Board reviewed historical composite performance of Jacobs Levy as compared to its Morningstar peer group and relevant benchmark index as well as its expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

The Board noted that the proposed fee schedule for the new Sub-Advisory Agreement was identical to the previous fee schedule Jacobs Levy had with MidCap Growth II. The Board also considered that the subadvisory fee rate was negotiated at arm’s length between the Advisor and Jacobs Levy and that the Advisor compensates Jacobs Levy from its fees. On the basis of the information provided, the Board concluded that the proposed subadvisory fee schedule was reasonable and appropriate.

The Board considered the Sub-Advisory Agreement would have a modest positive impact on the Advisor’s profitability, but concluded that anticipated profitability would continue to be not unreasonable. The Board noted that it would review the Advisor’s profitability in connection with each of the Sub-Advisory Agreement at its next annual review of the Advisor’s Management Agreement. The Board determined that it need not review estimated levels of profit to Jacobs Levy because, as the Board noted, the Advisor will compensate Jacobs Levy from its own management fees and the Advisor had negotiated the Sub-Advisory Agreement at arms length. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund. The Board concluded that the fee schedule reflects an appropriate recognition of economies of scale at current asset levels. The Board also considered the character and amount of other incidental benefits to be received by Jacobs Levy. The Board concluded that the subadvisory fees for the Fund are reasonable in light of these fall-out benefits.

FUND OWNERSHIP

As of the close of business on July 6, 2009, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of July 6, 2009, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

	Share	Percentage of
Name and Address	Class	Ownership
LIFETIME 2020 FUND	Institutional	6.71%
ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST, DES MOINES IA 50392-0001

LIFETIME 2030 FUND	Institutional	6.76%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST, DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	Institutional	75.84%
FBO PRINCIPAL FINANCIAL GROUP
ATTN RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-9992

DELAWARE CHARTER GUARANTEE & TRUST	R-1	99.81%
FBO VARIOUS QUALIFIED PLANS
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-2	96.97%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-3	97.37%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-4	99.16%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-5	21.65%
FBO MEDICAL SERVICES OF NORTHWEST ARKANSAS
ATTN NPIO TRADE DESK
711 HIGH ST, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-5	69.30%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

Exhibit A

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
MIDCAP VALUE FUND I
MIDCAP GROWTH FUND III

     AGREEMENT executed as of May 1, 2009, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and JACOBS LEVY EQUITY MANAGEMENT, INC. (hereinafter called "the Sub-Adviser").

W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Sub-Adviser to furnish it with investment advisory services with respect to assets allocated by the Manager for management by the Sub-Adviser for a portion of the portfolio of the MidCap Value Fund I and a portion of the MidCap Growth Fund III (each hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Adviser desires to furnish such services; and

     WHEREAS, The Manager has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Adviser.

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Adviser

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub- Adviser to act as the Manager’s agent and attorney-in-fact with respect to the investment and reinvestment of assets in the Series with full power and authority to direct any custodian of the assets of the Series to purchase, sell or exchange any stocks, bonds, or other securities or such other assets which are acceptable to the Sub-Adviser (individually, "security" and collectively, "securities") and to issue directly to a broker or dealer such orders for the purchase, sale or exchange of securities or other property, as the Sub-Adviser may deem appropriate and without prior consultation with the Manager, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Adviser

The Sub-Adviser will:

	(a)	Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

	(b)	Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such
Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with each Series investment objective and policies.

	(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

	(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

	(e)	Maintain, in connection with the Sub-Adviser’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange
Commission thereunder and the Series’ investment strategies and restrictions as stated in the
Fund’s prospectus and statement of additional information.

	(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of
Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

	(g)	Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's
Board of Directors.

	(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii)
administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser under this Agreement, the Sub-Adviser shall not be liable for any expenses of the Manager, the Fund or the Series including, without limitation, (i)
interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (iii) custodian fees and expenses.

	(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-
dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Adviser will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors
providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the
Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Adviser provided that all conditions of such order are complied with.

(j)	Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment
Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the
Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the
Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the
Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the
1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a
Series upon request by the Fund or the Manager. The Sub-Adviser has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Adviser provides to a Series.

(k)	Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Adviser’s current Code of Ethics. Sub-Adviser shall promptly forward to the Manager a copy of any material amendment to the Sub-Adviser’s Code of
Ethics along with certification that the Sub-Adviser has implemented procedures for administering the Sub-Adviser’s Code of Ethics.

(l)	From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the
Manager or the Fund may reasonably request. The Sub-Adviser will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)	Provide such information as is customarily provided by a Sub-Adviser and may be required for the
Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the
Investment Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n)	Vote proxies received on behalf of the Series in a manner consistent with Sub-Adviser's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and assist the Manager in complying and filing notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment sub-advisory services to the Fund or a fund that is under common control with the Fund regarding transactions for the Fund in the securities or other assets allocated to the Sub-Adviser pursuant to this Agreement, except as provided by Rule 12d-3-1 under the 1940 Act.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Adviser hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this
Agreement.

5.	Liability of Sub-Adviser

Neither the Sub-Adviser nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Adviser's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement and/or insurance laws and rules except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Adviser or any of its directors, officers, employees, agents, or affiliates. The Sub-
Adviser shall not have any responsibilities with respect to any assets of the Fund other than the Series.
The Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of any dealer or broker, or the Manager, or any custodian.

The Sub-Adviser shall be responsible only for managing the Series in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Manager or the Fund, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund for the Manager or the Fund, (iv) registration of the Fund or Series with any government or agency, or (v) administration of the plans and trusts investing through the Fund, (vi) overall Fund compliance with the requirements of the 1940 Act, which requirements are outside of the Sub-Adviser’s control, and any requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended, which are outside of the Sub-Adviser’s control and shall be indemnified and held harmless by Manager for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Fund, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Sub-Adviser, however, shall be liable for any liability, damages, or expenses of Manager or the Fund arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing investment management services under this Agreement; and, in such cases, the indemnification by
Manager, referred to above, shall be inapplicable, and the Sub-Adviser shall indemnify and hold harmless the Fund and Manager for any loss arising therefrom.

6.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser or with unaffiliated third parties to better enable the Sub-Adviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

7.	Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.	Manager’s Representations

The Manager represents and warrants that (i) it is registered as an investment adviser under the
Investment Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) it is not prohibited by the 1940 Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (iii) it has met, and will continue to meet for so long as this
Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) it has the authority to enter into and perform the services contemplated by this Agreement, and (v) it will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

9.	Contributions and Withdrawals

The Manager may contribute additional cash to the Series at any time, and may withdraw cash from the
Series upon reasonable notice to the Sub-Adviser. Securities may be added to or withdrawn from the
Series only with the consent of the Sub-Adviser. The Manager acknowledges that, as part of the investment strategy to be pursued in managing the Series, the Sub-Adviser may engage in exchange traded funds transactions to “equitize” the Series as of the close of business on the business day immediately preceding the initial funding of the Series or to equitize any additional contributions to, or withdrawals from, the Series. In the event of a cash withdrawal, exchange traded funds may be purchased on the day securities are sold to raise funds for the anticipated withdrawals. Such exchange traded funds will then be sold at or near the close of trading on the day before the actual cash withdrawal takes place.

10. Confidentiality

Any investment recommendations and any information relating to the Sub-Adviser’s investment process models and trading activity that is supplies by the Sub-Adviser and is not otherwise in the public domain shall be treated by the Manager as confidential. The Manager shall not use or otherwise disclose to third parties such confidential information except to the extent necessary to carry out Manager’s responsibilities in managing and administering the Series or as otherwise required by law. Nothing herein prohibits the Manager from identifying the Sub-Adviser as a Sub-Adviser for the Series or from reporting general performance information.

11	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal
Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Adviser will continue to act as Sub-Adviser with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Adviser or a different manager or Sub-Adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of
Directors of the Fund or by the Sub-Adviser, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

12. Indemnification

(a) The Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act controls (“controlling persons”) the Manager, against any and all losses, claims, damages, liabilities or litigation, including reasonable legal expenses (collectively “Losses”) to which the Manager or such affiliated person or controlling person of the Manager may become subject under the Securities Act, the
1940 Act, the Investment Advisers Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Adviser’s responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the
Sub-Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the
Sub-Adviser; or (2) as a result of any untrue statement of a material fact contained in the
Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Manager specifically for use therein; provided, however, that in no case is the Sub-Adviser’s indemnity in favor of the
Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person and any controlling person of the Sub-Adviser, if any, against any and all Losses to which the Sub-
Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the Securities Act, the 1940 Act, the Investment Advisers Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Manager’s responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that in no case is the Manager’s indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Manager’s indemnification obligations under this Section will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Adviser as a result of any litigation brought by the Manager alleging the Sub-Adviser’s failure to perform its obligations and duties in the manner required under this Agreement unless judgement is rendered for the Manager.

13. Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Adviser, Principal Life Insurance
Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

14. General Provisions

(a)	Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)	Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-
paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Adviser shall be 100 Campus Drive, Florham Park, NJ 07932-0650.

(c)	The Sub-Adviser will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the sub-adviser fails to be registered as an investment adviser under the investment advisers act or under the laws of any jurisdiction in which the sub-adviser is required to be registered as an investment advisor in order to perform its obligations under this agreement.

(2) the sub-adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a series.

(d)	The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-
Adviser regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

(e)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By
Michael J. Beer, Executive Vice President and
Chief Operating Officer

JACOBS LEVY EQUITY MANAGEMENT, INC.

By
Kenneth N. Levy, Vice President

APPENDIX A

     The Sub-Adviser shall serve as investment Sub-Adviser for each Series of the Fund identified below. The Manager will pay the Sub-Adviser, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as shown below (the "Sub-Adviser Fee"):

		Sub-Adviser Fee
		(as a percentage of
		Daily Net Assets Managed)
Series	Assets Under Management	Annualized Fee
MidCap Value Fund I	First $100 Million	0.65%
	Over $100 Million	0.50%

		Sub-Adviser Fee
		(as a percentage of
		Daily Net Assets Managed)
Series	Assets Under Management	Annualized Fee
MidCap Growth Fund III	First $100 Million	0.65%
	Next $400 Million	0.50%
	Next $250 Million	0.45%
	Over $750 Million	0.40%

     In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company managed by the Sub-Adviser, and the portion of the assets of an investment company sponsored by Principal Life Insurance Company to which the Sub-Adviser provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

     The Sub-Adviser Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Series, as determined in accordance with the Series’ Prospectus and Statement of Additional Information, allocated to the Sub-Adviser for management as of the close of business on the previous business day on which the Series was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) will be accrued and payable to the Sub-Adviser for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be.